__________________________________________________________________


                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K
                         CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                           July 31, 1995
          Date of Report (Date of earliest event reported)



                   SA TELECOMMUNICATIONS, INC.
      (Exact Name of Registrant as Specified in its Charter)




          Delaware                 0-18048           75-2258519
(State or Other Jurisdiction     (Commission       (IRS Employer
     of Incorporation)           File Number)   Identification No.)



          1912 Avenue K, Suite 100
                Plano, Texas                              75074
(Address of Principal Executive Offices)               (Zip Code)



                           (214) 516-0662
         (Registrant's Telephone Number, Including Area Code)



                        SA HOLDINGS, INC.
    (Former Name or Former Address, if Changed Since Last Report)



__________________________________________________________________

ITEM 2.   Acquisition or Disposition of Assets.

     On July 31, 1995, SA Holdings, Inc., a Delaware corporation ("STEL") consummated the acquisition of 100% of the outstanding capital stock (the "USC Stock") of U.S. Communications, Inc., a Texas corporation ("USC"), pursuant to the terms of that amended Stock Purchase Agreement (the "Stock Purchase Agreement") by and among STEL, USC, Howard Maddera, Bill L. Johnson, Marianne Reed and NTS Communications, Inc., the shareholders of USC (collectively, the "Shareholders"). USC is an interexchange long distance carrier headquartered in Levelland, Texas.

     The aggregate purchase price paid by STEL for the USC Stock (the "Purchase Price") was $9.6 million paid (i) $4.1 million in cash, (ii) $2.75 million in notes bearing 8% interest per annum (the "Purchase Notes"), (iii) $1.5 million in a separate group of notes also bearing interest at 8% per annum (the "Offset Notes") and (iv) 125,000 shares of the Series B Cumulative Convertible Preferred Stock of STEL (the "Series B Preferred Stock"). Certain of the Shareholders were also issued a warrant, granting the holders thereof, the right to acquire up to an aggregate of 1,050,000 shares of the Registrant's Common Stock for an exercise price of $1.25 per share. A form of the Note, Preferred Stock & Warrant Purchase Agreement dated July 31, 1995 between the Registrant and the purchasers thereof is attached as an exhibit hereto and incorporated herein by reference. The Shareholders also received an aggregate of $2.4 million in nonsolicitation and noncompetition fees in connection with the terms of the Stock Purchase Agreement. The terms of the Stock Purchase Agreement were determined by arms length negotiations between the parties.

     In order to satisfy claims by STEL of any breach or nonperformance of representation, warranty, covenant or other obligation of the Shareholders contained in the Stock Purchase Agreement, the parties placed $300,000 of the cash portion of the
Purchase Price in escrow with American State Bank.   Additionally,
STEL has the right to offset the amounts payable under the Offset Notes for any event which it is entitled to indemnification under the Stock Purchase Agreement.

     In order to fund the cash portion of the Purchase Price, STEL borrowed an aggregate of $7.0 million from Norwest Bank Minnesota, N.A. ("Norwest") pursuant to that Term Credit Agreement dated July 31, 1995 between Norwest and the Registrant. Additionally, the Registrant privately placed 166,667 shares of its Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") with Jesup & Lamont Securities Corporation ("Jesup & Lamont") for $1.5 million, pursuant to that Share Purchase Agreement, dated July 31, 1995 between the Registrant and Jesup & Lamont (the "Share Purchase Agreement"). In connection with the placement of the Series A Preferred Stock, Jesup & Lamont was also granted a warrant to purchase up to 500,000 shares of the Registrant's Common Stock for an exercise price of $1.125 per share, pursuant to that Warrant Purchase Agreement dated July 31, 1995 between the Registrant and Jesup & Lamont (the "Warrant Purchase Agreement"). The Share Purchase Agreement and the Warrant Purchase Agreement are each attached as exhibits hereto and are incorporated individually herein by reference.

     The preferences and relative, participating, optional and other rights of the Series A Preferred Stock and the Series B Preferred Stock and the qualifications, limitations and restrictions appertaining thereto are set forth in the respective Certificate of Designations, Preferences and Rights attached as exhibits hereto and incorporated herein by reference.

     Prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, no material relationship existed between STEL, any officer, director or affiliate of STEL or any associate of any such officer or director and USC or the Shareholders. Pursuant to the terms of an Employment Agreement dated July 31, 1995, Bill L. Johnson has been retained by USC to act as Vice President for an initial term expiring July 31, 1997.


ITEM 5.   Other Events.

     On July 24, 1995, the Shareholders of STEL approved an amendment to the Certificate of Incorporation of STEL changing the name thereof to SA Telecommunications, Inc. The Certificate of Amendment to the Certificate of Incorporation affecting this change was filed with the Secretary of State of the State of Delaware on August 3, 1995.


ITEM 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          It is impracticable to provide the financial statements of the business acquired and described in Item 2 above at this time. The Registrant intends to prepare the required financial statements and file same under cover of Form 8-K/A as soon as practicable, but no later than October 13, 1995.

     (b)  Pro-Forma Financial Information.

          It is impracticable to provide the pro-forma financial information required pursuant to Article 11 of Regulation S-X with respect to the transactions described in Item 2 above at this time. The Registrant intends to prepare the required pro-forma financial statements and file same under cover of Form 8-K/A as soon as practicable, but not later than October 13, 1995.

     (c)  Exhibits.

          Exhibit No.                   Document Description

            2.1* Stock Purchase Agreement, dated as of June 30, 1995, between SA Holdings, Inc., U.S.
                                   Communications, Inc. and the
                                   Shareholders thereof (the
                                   "Stock Purchase Agreement")

            2.2*                   Supplemental Agreement to the
                                   Stock Purchase Agreement, dated
                                   July 31, 1995

            4.1*                   Certificate of Designations,
                                   Preferences and Rights of
                                   Series A Cumulative Convertible
                                   Preferred Stock

            4.2**                  Share Purchase Agreement, dated
                                   July 31, 1995, between SA
                                   Holdings, Inc. and Jesup &
                                   Lamont Securities Corporation

            4.3*                   Form of Series A Preferred
                                   Stock Certificate

            4.4* Warrant Purchase Agreement, dated July 31, 1995, between SA Holdings, Inc. and Jesup &
                                   Lamont Securities Corporation

            4.5*                   Common Stock Purchase Warrant
                                   Certificate issued to Jesup &
                                   Lamont Securities Corporation

            4.6*                   Certificate of Designations,
                                   Preferences and Rights of
                                   Series B Cumulative Convertible
                                   Preferred Stock

            4.7*                   Form of Purchase Note, issued
                                   by SA Holdings, Inc. and
                                   schedule of differences thereto
                                   pursuant to General Instruction
                                   2 to Item 601

            4.8* Form of Offset Note, issued by SA Holdings, Inc. and schedule of differences thereto pursuant to General Instruction 2 to
                                   Item 601

            4.9** Form of Note, Preferred Stock & Warrant Purchase Agreement, dated as of July 31, 1995 between SA Holdings, Inc. and the purchasers thereof

            4.10*                  Form of Series B Preferred
                                   Stock Certificate

            4.11*                  Form of Common Stock Purchase
                                   Warrant Certificate issued to
                                   purchasers thereof

            4.12**                 Term Credit Agreement dated
                                   July 31, 1995 between SA
                                   Holdings, Inc. and Norwest
                                   Bank-Minnesota, N.A. and
                                   related Security Agreement and
                                   Promissory Note

           20.1*                   SA Holdings, Inc. press release
                                   dated August 1, 1995

           23.1**                  Consent of Auditors

_______________
 *   Filed herewith
**   To be filed by amendment

                               SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         SA TELECOMMUNICATIONS, INC.



Date:  August 14, 1995   By:
                              J. David Darnell
                              Vice President-Finance and
                              Chief Financial Officer

                               EXHIBIT INDEX

EXHIBIT NO.         DOCUMENT DESCRIPTION

  2.1*              Stock Purchase Agreement, dated
                    June 30, 1995, between SA Holdings,
                    Inc., U.S. Communications, Inc. and
                    the Shareholders thereof (the
                    "Stock Purchase Agreement")

  2.2*              Supplemental Agreement to the Stock
                    Purchase Agreement, dated July 31,
                    1995

  4.1* Certificate of Designations, Preferences and Rights of Series A Cumulative
                    Convertible Preferred Stock

  4.2**             Share Purchase Agreement, dated July 31,
                    1995, between SA Holdings, Inc. and
                    Jesup & Lamont Securities Corporation

  4.3*              Form of Series A Preferred Stock Certificate

  4.4*              Warrant Purchase Agreement, dated July 31,
                    1995, between SA Holdings, Inc. and
                    Jesup & Lamont Securities Corporation

  4.5* Common Stock Purchase Warrant Certificate issued to Jesup & Lamont Securities
                    Corporation

  4.6* Certificate of Designations, Preferences and Rights of Series B Cumulative
                    Convertible Preferred Stock

  4.7*              Form of Purchase Note, issued by SA
                    Holdings, Inc. and schedule of differences thereto pursuant to General Instruction 2 to Item 601

  4.8*              Form of Offset Note, issued by SA Holdings,
                    Inc. and schedule of differences thereto pursuant to General Instruction 2 to Item 601

  4.9**             Form of Note, Preferred Stock & Warrant
                    Purchase Agreement, dated as of July 31,
                    1995 between SA Holdings, Inc. and the
                    purchasers thereof

  4.10*             Form of Series B Preferred Stock Certificate

  4.11*             Form of Common Stock Purchase Warrant
                    Certificate issued to purchasers thereof

  4.12** Term Credit Agreement dated July 31, 1995 between SA Holdings, Inc. and Norwest Bank
                    Minnesota, N.A. and related Security
                    Agreement and Promissory Note

 20.1*              SA Holdings, Inc. press release dated
                    August 1, 1995

 23.1**             Consent of Auditors


_______________
 *   Filed herewith
**   To be filed by amendment